Comfort Systems USA, Inc.
                            4801 Woodway -Suite 300E
                              Houston, Texas 77056

                               May 8, 1997

To the Stockholders of the Companies

Reference is made to those certain Agreements and Plans of Organization (the "Agreements"), each dated as of March 18, 1997, by and among the parties as reflected on Exhibit A attached hereto. Each of the undersigned hereby agrees, and Comfort Systems USA, Inc., a Delaware corporation ("Comfort"), hereby agrees with respect to Section 5, as follows:

      1. NONCOMPETITION. Each of the undersigned hereby agrees to adhere to and be bound by the terms, covenants, restrictions, prohibitions and limitations of
Section 13 of the Agreements as if each of the undersigned was a STOCKHOLDER as defined therein.

      2. NONDISCLOSURE OF CONFIDENTIAL INFORMATION. Each of the undersigned hereby agrees to adhere to and be bound by the terms, covenants, restrictions, prohibitions and limitations of Section 14.1, 14.3 and 14.4 of the Agreements as if each of the undersigned was a STOCKHOLDER as defined therein, and agrees to adhere to and be bound by the terms, covenants, restrictions, prohibitions and limitations of Sections 14.2, 14.3 and 14.4 of the Agreements as if each was COMFORT and NEWCO as defined therein.

      3. TRANSFER RESTRICTIONS. Each of the undersigned hereby agrees to adhere to and be bound by the terms, covenants, restrictions, prohibitions and limitations of Section 15 of the Agreements with respect to all of the shares of Comfort Common Stock owned of record by each of the undersigned as of the Funding and Consummation Date (as defined in the Agreements) as if each of the undesigned was a STOCKHOLDER as defined therein. Each of the undersigned expressly acknowledges and agrees that the stock certificates evidencing
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Stockholders of the Companies
May 8, 1997
Page 2

all of such shares shall bear the restrictive legend contained in Section 15.1 of the Agreements.

      4. FEDERAL SECURITIES ACT REPRESENTATIONS. Each of the undersigned hereby agrees to adhere to and be bound by the terms, covenants, restrictions, prohibitions and limitations of Section 16 of the Agreements with respect to all of the shares of Comfort Common Stock owned of record by the undersigned as of the Funding and Consummation Date as if each of the undesigned was a STOCKHOLDER as defined therein. Further, each of the undersigned expressly acknowledges and agrees that the stock certificates evidencing all of such shares shall bear the restrictive legend contained in Section 16.1 of the Agreements.

      5. REGISTRATION RIGHTS. Comfort hereby grants each of the undersigned the same piggyback registration rights set forth in Section 17.1 of the agreements granted to the STOCKHOLDERS (as defined in the Agreements), subject to the terms, covenants, restrictions, prohibitions and limitations of Sections 17.3,
17.4 and 17.5 of the Agreements, which the undersigned agree to adhere to and to be bound by.

      6. COUNTERPARTS. This letter may be executed simultaneously in two (2) or more counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have set their hands as of the day and year first above written.

                                    --------------------------------------
                                    Fred M. Ferreira

                                    --------------------------------------
                                    J. Gordon Beittenmiller
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Stockholders of the Companies
May 8, 1997
Page 3

                                    -------------------------------------
                                    Reagan S. Busbee

                                    Notre Capital Ventures, II L.L.C.

                                    By:__________________________________
                                    Name: Steven S. Harter
                                    Title: President


                                    -------------------------------------
                                    S. Craig Lemmon

                                    -------------------------------------
                                    Milburn E. Honeycutt


                                    --------------------------------------
                                    William George, III


                                    ------------------------------------
                                    Brian Vensel


                                    --------------------------------------
                                    Emmett E. Moore

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Stockholders of the Companies
May 8, 1997
Page 4

                                    --------------------------------------
                                    John W. Boulabasis

                                    -------------------------------------
                                    Stephen R. Baur

                                    --------------------------------------
                                    Shellie LePori

                                    -------------------------------------
                                    Constance Drew

                                    --------------------------------------
                                    John Mercandante, Jr.

                                    -------------------------------------
                                    Lawrence Martin

                                    -------------------------------------
                                    Norton Family Trust, Carl L. Norton, Trustee

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Stockholders of the Companies
May 8, 1997
Page 5


                                    -------------------------------------
                                    Larry E. Jacobs

                                    -------------------------------------
                                    Richard T. Howell

                                    -------------------------------------
                                    Rod Crosby

                                    -------------------------------------
                                    Jennifer Summerford

                                    --------------------------------------
                                    Infoscope Partners, Inc.

                                    --------------------------------------
                                    Melinda Malik

                                    -------------------------------------
                                    Steven T. Zellers

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Stockholders of the Companies
May 8, 1997
Page 6

ACCEPTED AND AGREED, as of the day and year first above written as to Section 5.

                                    COMFORT SYSTEMS USA, INC.

                                    By:___________________________________

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Stockholders of the Companies
May 8, 1997
Page 7

                                EXHIBIT A

Quality Air Heating and Cooling, Inc.

Tri-City Mechanical, Inc.

Atlas Air Conditioning Co.

S.M. Lawrence Co., Inc.

Accurate Air Systems, Inc.

Contract Service Inc.

Tech Heating and Air Conditioning, Inc.

Western Building Services, Inc.

Eastern Heating and Cooling, Inc.

Seasonair, Inc.

Standard Heating and Air Conditioning Co.

Freeway Heating and Air Conditioning, Inc.